Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended December 31, 2013 (the “Report”) of Teche Holding Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Patrick O. Little, President and Chief Executive Officer, and J. L. Chauvin, Senior Vice President and Treasurer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick O. Little	/s/ J. L. Chauvin
Patrick O. Little President and Chief Executive Officer (Principal Executive Officer)	J. L. Chauvin Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

February 14, 2014